UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011 (December 29, 2011)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of Xfone, Inc.'s (the “Company”) shareholders (the “Meeting”) was held on December 29, 2011, at the offices of Gersten Savage LLP in New York, New York.  The Company filed its definitive proxy statement for the proposals voted upon at the Meeting with the U.S. Securities and Exchange Commission on November 10, 2011 (File No. 001-32521 which can be viewed at:  www.sec.gov ).

On November 3, 2011, the record date for the Meeting, 41,186,596 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), were issued and outstanding. A quorum of 36,040,816 shares of Common Stock (87.51%) were present or represented at the Meeting. Broker non-votes totaled 9,869,002. The following items of business were voted upon by the stockholders at the Meeting:

(1)
A proposal to re-elect seven (7) directors (Itzhak Almog, Israel Singer, Arie Rosenfeld,  Niv Krikov, Timothy M. Farrar, Guy Nissenson and Shemer S. Schwarz), each such director to serve until the 2012 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death. The voting results were as follows:

Name of Nominee for Director	Shares in Favor	Shares Withheld
Itzhak Almog	26,016,456	7,600
Israel Singer	24,930,555	1,093,501
Arie Rosenfeld	26,015,681	8,375
Niv Krikov	24,929,703	1,094,353
Timothy M. Farrar	26,018,456	5,600
Guy Nissenson	26,013,529	10,527
Shemer S. Schwarz	26,013,881	10,175

(2)
A proposal to approve the appointment of Baker Tilly Virchow Krause, LLP as the Company's Independent Certified Public Accountants for the fiscal year ending December 31, 2011. The voting results were as follows:

For	Against	Abstained
35,868,921	22,174	1,963

(3)
A proposal to approve an amendment to the Company's Articles of Incorporation, as amended (the “Articles of Incorporation”) whereby the Articles of Incorporation will be amended to provide for an authorized capital of 150,000,000 shares of common stock $0.001 par value per share. The voting results were as follows:

For	Against	Abstained
27,775,573	8,222,034	43,208

The foregoing increase in the Company's authorized capital will become effective upon the filing by the Company of a Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State.

(4)	A proposal to approve an amendment to the Articles of Incorporation, to change the name of the Company to “NTS, Inc.” The voting results were as follows:

For	Against	Abstained
35,793,922	40,537	206,357

The foregoing name change will become effective upon the filing by the Company of a Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State. The Company expects to complete all required preparations and effectuate the name change during the first quarter of 2012.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: December 29, 2011	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director